UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005

IMPCO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-15143	91-1039211
(Commission File Number)	(IRS Employer Identification No.)

16804 Gridley Place

Cerritos, California 90703

(Address of principal executive offices) (Zip Code)

(562) 860-6666

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 7, 2005, IMPCO Technologies, Inc. (“IMPCO”) entered into a severance agreement with Nickolai A. Gerde pursuant to which he resigned as IMPCO’s Vice President Finance, Chief Financial Officer and Treasurer effective on that date to return to his home in Washington State. Under the terms of the severance agreement, provided that certain conditions were met including, but not limited to, Mr. Gerde’s taking all reasonable measures necessary and appropriate to permit the completion of IMPCO’s audit for the 2004 fiscal year and filing of an accurate and complete Form 10-K with Mr. Gerde signing the Form 10-K and the Sarbanes-Oxley Sections 302 and 906 certifications in his capacity as Chief Financial Officer, Mr. Gerde will receive a severance payment of $90,000 plus accrued vacation and be permitted to exercise any vested stock options for a 90-day period following the expiration on June 4, 2005 of the restrictions contained in his lock-up agreement entered into in connection with IMPCO’s common stock offering in February. The agreement contains a qualified general release by each party. The agreement may be revoked by Mr. Gerde within seven days of April 7, 2005, in which case he would not receive the payments (other than accrued vacation) or benefits described above.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On April 7, 2005, Nickolai A. Gerde resigned as IMPCO’s Vice President Finance, Chief Financial Officer and Treasurer.

(c) On April 8, 2005, Richard T. Fogarty, IMPCO’s Corporate Controller, was appointed interim principal financial officer.

Mr. Fogarty, 54, was appointed Corporate Controller of IMPCO in November 2002. Prior to joining IMPCO, Mr. Fogarty served for five years as Corporate Controller at STM Wireless, Inc., a manufacturer of telecommunications equipment, and, prior to STM Wireless Inc., held positions as Corporate Controller, Information Systems Director, and Financial Planning Director over a six-year period at MAI Systems Corporation. Mr. Fogarty began his career with the General Electric Company where he graduated from the GE Financial Management Program in 1975 and holds an M.B.A. degree from Fairleigh Dickinson University, a B.S. degree in industrial economics from Union College, and a certificate from Cal State Fullerton in client-server technology.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Press release of IMPCO Technologies, Inc. dated April 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPCO TECHNOLOGIES, INC.

Date: April 13, 2005	By:	/s/ Mariano Costamagna
Mariano Costamagna
Chief Executive Officer